UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2024

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Grayscale Zcash Trust (ZEC)

(Exact name of Registrant as Specified in Its Charter)

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Delaware	000-56433	82-6646113
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Grayscale Investments, LLC
290 Harbor Drive, 4th Floor
Stamford, Connecticut	06902
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 212 668-1427

N/A

(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Grayscale Zcash Trust (ZEC) Shares	ZCSH	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 20, 2024, Grayscale Investments, LLC (“Grayscale”), the sponsor of Grayscale Zcash Trust (ZEC) (the “Company”), announced that it has approved the appointment of Peter Mintzberg to serve as Grayscale’s new Chief Executive Officer and the principal executive officer of the Company, and a member of the Board of Directors of Grayscale, effective August 15, 2024. Mr. Mintzberg will succeed Michael Sonnenshein, the current Chief Executive Officer of Grayscale and the principal executive officer of the Company, who has decided to step down from his position, effective immediately. Mr. Edward McGee, the Chief Financial Officer of Grayscale and principal financial officer of the Company, will serve as principal executive officer on an interim basis until Mr. Mintzberg’s commencement date.

Mr. Mintzberg joins Grayscale from Goldman Sachs where he currently holds the position of Global Head of Strategy for Asset and Wealth Management. Prior to that, he held a number of global leadership roles in Strategy, M&A and Investor Relations at BlackRock, OppenheimerFunds, and Invesco. Mintzberg has over two decades of experience and has deep knowledge across a broad-base of client types and asset classes, developing and executing strategy and innovating to drive growth. Mintzberg started his career working at McKinsey & Co. in New York, San Francisco and São Paulo, focused on the financial services and technology sectors.

In 2018, Mintzberg was recognized as a Latino leader in Finance by The Alumni Society. Mintzberg was also selected as a David Rockefeller Fellow in the 2016-2017 Class by the Partnership for New York City. He earned a bachelor’s degree in engineering from the Universidade Federal Rio de Janeiro and an MBA from Harvard University.

A copy of Grayscale’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated May 20, 2024, of Grayscale Investments, LLC
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Grayscale Investments, LLC as Sponsor of Grayscale Zcash Trust (ZEC)

Date:	May 20, 2024	By:	/s/ Edward McGee
Edward McGee Chief Financial Officer*

* The Registrant is a trust and the identified person signing this report is signing in their capacity as an authorized officer of Grayscale Investments, LLC, the Sponsor of the Registrant.